Exhibit 10.1

SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT

effective as of January 31, 2015

among

Dune Energy, Inc.,

as Borrower,

Dune Properties, Inc.,

as Guarantor,

Dune Operating Company,

as Guarantor,

Bank of Montreal,

as Administrative Agent,

CIT Capital Securities LLC,

as Syndication Agent,

and

Lenders Party Hereto

SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT

This SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT (this “Agreement”), effective as of January 31, 2015, by and among DUNE ENERGY, INC., a Delaware corporation (the “Borrower”); DUNE PROPERTIES, INC. (“DPI”) and DUNE OPERATING COMPANY (“DOC”) (DOC and DPI, collectively, the “Guarantors”); certain of the lenders (the “Lenders”) party to the Credit Agreement referred to below; and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 22, 2011 (as amended from time to time thereafter), and that certain Forbearance Agreement and Fourth Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2014 (as amended from time to time thereafter, including, without limitation, by that certain Amended and Restated Forbearance Agreement and Fifth Amendment to the Amended and Restated Credit Agreement dated as of December 31, 2014, the “Forbearance Agreement”), and as may be further amended, supplemented, modified or restated (all such documents collectively, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has informed the Administrative Agent that it is continuing to negotiate the terms and conditions of the transaction contemplated by that certain Agreement and Plan of Merger, dated as of September 17, 2014 (such agreement as modified and in effect on the date hereof and together with all exhibits and schedules thereto, the “Merger Agreement”), among EOS Petro, Inc. (“EOS Parent”), a Nevada Corporation, Eos Merger Sub, Inc. (“EOS Merger Sub”), a Delaware corporation and the Borrower, pursuant to which (a) LowCal Industries, LLC, individually or collectively with one or more of its affiliates (collectively, “LowCal”), an investor, shall provide funds on terms and conditions mutually satisfactory to LowCal and the parties to the Merger Agreement, the proceeds of which shall be used to, among other things, acquire and otherwise pay to the Lenders an amount equal to all Secured Obligations and any other indebtedness owed under the Credit Agreement in return for assignment of Lenders’ rights, obligations, collateral and security under the Credit Agreement, with the closing of such transactions currently contemplated to be consummated on or before February 25, 2015.

C. The Borrower has informed the Administrative Agent in a Compliance Certificate delivered by the Borrower on August 14, 2014 that it did not comply with the minimum ratio of Total Debt to EBITDAX requirement set forth in Section 9.01(a) and an Event of Default has occurred and is continuing as of June 30, 2014 under Section 10.01(d) with respect thereto (the “Total Debt to EBITDAX Covenant Default”).

D. The Borrower has informed the Administrative Agent in a Compliance Certificate delivered by the Borrower on November 14, 2014 that a Total Debt to EBITDAX Covenant Default occurred and is continuing as of September 30, 2014, and that the Borrower also did not comply with the minimum Current Ratio of total current assets to total current liabilities requirement as set forth in Section 9.01(b) and an Event of Default would have occurred and is continuing as of September 30, 2014 under Section 10.01(d) with respect thereto (the “Current Ratio Covenant Default”) and, together with the Total Debt to EBITDAX Covenant Defaults, the “Subject Defaults”).

E. The Borrower has requested and the Lenders have agreed to provide an extension of the forbearance for the Subject Defaults, subject to the conditions and covenants set forth herein, until February 25, 2015.

F. Now, therefore, to induce the Administrative Agent and the Lenders party hereto to enter into this Agreement extending the forbearance period and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Agreement. Unless otherwise indicated, all section references in this Agreement refer to sections of the Credit Agreement. For purposes of this Agreement, the following capitalized term shall have the following meaning:

“Forbearance Period” means the period commencing on or about September 30, 2014 and ending on the Business Day immediately following the earliest of (a) the Business Day immediately following the occurrence of any other Default or Event of Default (other than the Subject Defaults), (b) the occurrence of any modification, amendment or express waiver or consent to the Merger Agreement that, as a result thereof, would not pay in full all obligations owed and owing to the Lenders under the Credit Agreement and the Loan Documents, without the prior written consent of the Lenders, and (c) February 25, 2015.

Section 2. Forbearance.

(a) The Borrower acknowledges and agrees that it is in Default under the Credit Agreement as a result of the Subject Defaults, (ii) the Commitments have been extended through the Forbearance Period, and (iii) without this amendment of the Forbearance Agreement, the Administrative Agent and the Lenders, in accordance with, and subject to, the terms of the Credit Agreement and the other Loan Documents have the right to accelerate the Loans outstanding (if necessary) and exercise all remedies, including, but without limitation, make demands upon the Borrower and the Guarantors for the payment in full of the Secured Obligations as a result of the Subject Defaults.

(b) During the Forbearance Period, in reliance upon the acknowledgments and agreements of the Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders agree to forbear from exercising any of their rights and remedies under the Loan Documents and any applicable law in respect of, or arising out of, the Subject Defaults.

(c) Upon expiration or termination of the Forbearance Period, the agreement of the Administrative Agent and Lenders to forbear from exercising any of their rights and remedies under the Loan Documents and applicable law in respect of, or arising out of, the Subject Defaults shall automatically and without further action or notice terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be that the Administrative Agent and the Lenders may exercise any or all of their rights and remedies with respect to the Subject Defaults under the Loan Documents and applicable law immediately, including, but not limited to, the acceleration of the Loans in accordance with the terms of the Loan Documents (if necessary) and the taking of enforcement action against the Collateral (as defined in the applicable Security Instruments), in any case without any further notice, passage of time or forbearance of any kind except as otherwise expressly required by the terms of the Loan Documents and, unless waived, applicable law. For the avoidance of doubt, nothing contained in this Agreement shall prejudice any rights or remedies that the Administrative Agent or any of the Lenders may have to exercise any rights and remedies during the Forbearance Period with respect to any Defaults or Event of Default (whether now existing or hereafter occurring) other than with respect to the Subject Defaults. For further avoidance of doubt, the Lenders party hereto hereby direct the Administrative Agent to act or not act, as the case may be, so as to carry out the terms and provisions hereof.

Section 3. Retention of Financial Advisor by Administrative Agent on Behalf of Lenders. The Administrative Agent may retain a financial advisory firm acceptable to the Administrative Agent in its sole and absolute discretion commencing at some point during the Forbearance Period, and, as also reflected in Section 12.03(a), such fees, costs and expenses of the financial advisory firm retained by the Administrative Agent and Lenders shall be paid by the Borrower. Moreover, the Borrower and its retained financial advisors shall reasonably cooperate with the financial advisory firm retained by the Administrative Agent by sharing information and making information about the Borrower and the Guarantors available to the financial advisory firm and its representatives reasonably promptly, including without limitation allowing the financial advisory firm to have access to all information that is available or access that is granted to the Administrative Agent and Lenders pursuant to the terms and covenants of the Credit Agreement.

Section 4. Commitments. Notwithstanding the Maturity Date under the Credit Agreement or any language in Section 2.06 to the contrary, the Borrower, the Administrative Agent and each of the Lenders acknowledges and agrees that the Commitments under the Credit Agreement terminate upon termination of the Forbearance Period, and any and all Commitments of the Lenders under the Credit Agreement shall be irrevocably terminated in full as of such date. Borrower, the Administrative Agent and each of the Lenders hereby waive any notice requirements (if any) related to the termination of the Commitments under the Credit Agreement.

Section 5. Conditions Precedent. This Agreement shall become effective on the date (such date, the “Effective Date”), when each of the following conditions is satisfied (or waived):

5.1 The Administrative Agent shall have received from the Lenders, the Administrative Agent, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such Person.

5.2 The Administrative Agent and the Lenders shall have received all fees and other expenses due and payable on or prior to the date hereof, including to the extent invoiced, reimbursement obligations or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including without limitation the fees and expenses of the Administrative Agent’s legal counsel.

5.3 The Administrative Agent shall have received fully executed depository account control agreements (“DACAs”) by all parties thereto.

5.4 No Default or Event of Default (except for the Subject Defaults) shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Agreement.

5.5 The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended, together with all mortgages and security interests granted to the Lenders and the Administrative Agent, shall remain in full force and effect following the effectiveness of this Agreement.

6.2 Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations, and acknowledges its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, included as may be amended hereby, and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Agreement:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except (A) the representation and warranty in Section 7.07(c) and (B) those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, and

(ii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement, together with its fully executed signature pages, by facsimile transmission or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.4 NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTION 12.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

6.6 Payment of Expenses. The Borrower and Guarantors agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Non-Waiver. Except as explicitly set forth in this Agreement, the execution, delivery, performance and effectiveness of this Agreement shall not operate nor be deemed to be nor construed as a waiver (a) of any right, power or remedy of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document or (b) of any other term, provision, representation, warranty or covenant contained in the Credit Agreement, any other Loan Documents or any other instruments or documents executed in connection therewith. Further, none of the provisions of this Agreement shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement or any other Loan Document, as amended by this Agreement. Any existing Default or Event of Default (including, without limitation, the Subject Defaults), if any, shall continue and shall not be deemed waived or cured in any way by the execution of this Agreement.

6.9 RELEASE. IN CONSIDERATION OF THIS AGREEMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND THE GUARANTORS HEREBY RELEASE, ACQUIT, FOREVER DISCHARGE, AND COVENANT NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND THE SECURED SWAP AGREEMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR THE GUARANTORS, WHICH BORROWER, THE GUARANTORS OR ANY OF THEIR SUBSIDIARIES MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE DATE OF THIS AGREEMENT, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO THE CREDIT AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT, THE SECURED SWAP AGREEMENTS OR THE TRANSACTIONS EVIDENCED THEREBY, AND THE MERGER TRANSACTION, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE MORTGAGES OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.11 Loan Document. This Agreement is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and shall be effective as of the date first written above.

BORROWER:	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	President & Chief Executive Officer

GUARANTORS:	DUNE OPERATING COMPANY

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	President

DUNE PROPERTIES, INC.

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	President

[Signature Page Dune – Second Amended and Restated Forbearance Agreement.]

BANK OF MONTREAL, as Administrative Agent and a Lender

By:	/s/ Stephanie Slavkin
	Name:	Stephanie Slavkin
	Title:	Managing Director

[Signature Page Dune – Second Amended and Restated Forbearance Agreement.]

CIT BANK, as a Lender

By:	/s/ John Feeley
	Name:	John Feeley
	Title:	Director

[Signature Page Dune – Second Amended and Restated Forbearance Agreement.]